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                                                                    EXHIBIT 4.10


                    FOURTH AMENDMENT TO CREDIT AGREEMENT AND
                                LENDER'S CONSENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND LENDER'S CONSENT (this "Amendment") is dated effective March 27, 2003, by and among TYLER TECHNOLOGIES, INC., a Delaware corporation ("Borrower") and BANK OF TEXAS, N.A., a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender entered into that certain Credit Agreement, dated February 27, 2002, pursuant to which Lender agreed to make the Loan (as therein defined) available to Borrower (as heretofore or hereafter amended, the "Credit Agreement")(each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Credit Agreement); and

         WHEREAS, Borrower is currently indebted to Robert S. Rickard pursuant to that certain Promissory Note dated January 3, 2000 in the stated principal amount of $2,520,000 (the "Seller Note"); and

         WHEREAS, Borrower has requested that Lender allow Borrower to pay the Seller Note in full; and

         WHEREAS, subject to the terms and conditions herein contained, Lender is willing to agree to such requests.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

                               ARTICLE I - CONSENT

SECTION 1.1 CONSENT TO SATISFACTION OF SELLER NOTE. The Credit Agreement provides, among other things, that, without the prior written consent of Lender, Borrower shall not make any principal payment on the Seller Note prior to payment in full of the Obligations and the termination of the Commitment. Borrower has requested Lender's consent to the payment in full of the Seller Note. Lender hereby consents to the payment in full of the Seller Note prior to payment in full of the Obligations and the termination of the Commitment.

SECTION 1.2 LIMITATION ON CONSENT. The consent granted in this Amendment is limited to the foregoing action and does not constitute a waiver of any required consent with respect to any other action.

                             ARTICLE II - AMENDMENT

SECTION 2.1 SUBORDINATED DEBT. Section 9.11 of the Credit Agreement is hereby deleted and restated in its entirety as follows:

                  SECTION 9.11. SUBORDINATED DEBT; SELLER NOTE. Permit any amendment or modification to the documents evidencing or governing any Subordinated Debt permitted by Section 9.1(d), or, directly or indirectly, voluntarily prepay, defease or in substance defease, purchase, redeem,



FOURTH AMENDMENT TO CREDIT AGREEMENT AND LENDER'S CONSENT (TYLER)
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                  retire, or otherwise acquire any such Subordinated Debt, or make any principal payment on the Subordinate Debt prior to payment in full of the Obligations and the termination of the Commitment.

                           ARTICLE III - MISCELLANEOUS

SECTION 3.1 CONDITION TO CLOSING; FURTHER ASSURANCES. As a condition to the closing of this Amendment, Borrower shall execute and deliver this Amendment and such other documents as may be necessary or as may be required, in the opinion of counsel to Lender, to effect the transactions contemplated hereby and continue the liens and/or security interests of all other collateral instruments, as modified by this Amendment. Borrower also agrees to provide to Lender such other documents and instruments as Lender reasonably may request in connection with the modification of the Loans effected hereby.

SECTION 3.2 CONTINUING EFFECT. Except as modified and amended hereby, the Credit Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

SECTION 3.3 PAYMENT OF EXPENSES. Borrower agrees to pay to Lender the reasonable attorneys' fees and expenses of Lender's counsel and other expenses incurred by Lender in connection with this Amendment.

SECTION 3.4 BINDING AGREEMENT. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

SECTION 3.5 NO DEFENSES. Borrower by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, this Amendment or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

SECTION 3.6 USURY SAVINGS CLAUSE. Notwithstanding anything to the contrary in this Amendment, the Note or any other Loan Document, or in any other agreement entered into in connection with the Note or securing the indebtedness evidenced by the Note, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Note or otherwise in connection with the Note shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Note is accelerated by reason of an election by the holder thereof resulting from a default thereunder or under any other document executed as security therefor or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of any of the Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Note or on account of any other principal indebtedness of the maker to the holders of such Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holder of the Note for the use, forbearance or detention of the indebtedness of the maker to the holder of such Note shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.



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AGREEMENT AND LENDER'S CONSENT (TYLER)
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         The terms "maximum amount" or "maximum rate" as used in this Amendment or the Note, or in any other agreement entered into in connection with the Note or securing the indebtedness evidenced by the Note, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Loan from being governed by, or construed in accordance with, any other state or federal law.

SECTION 3.7 COUNTERPARTS. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

SECTION 3.8 CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

SECTION 3.9 ENTIRE AGREEMENT. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



SECOND AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT AND LENDER'S CONSENT (TYLER)
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         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                                       LENDER:

                                       BANK OF TEXAS, N.A., a national banking
                                       association


                                       By:
                                          --------------------------------------
                                                      Mark Wade
                                                      Senior Vice President


                                       BORROWER:


                                       TYLER TECHNOLOGIES, INC. a Delaware
                                       corporation


                                       By:
                                          --------------------------------------
                                                      Brian K. Miller,
                                                      Vice President-Finance



FOURTH AMENDMENT TO CREDIT AGREEMENT AND LENDER'S CONSENT (TYLER)
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                              CONSENT OF GUARANTORS

         Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing amendment and expressly acknowledges and agrees that (a) its Guaranty shall guaranty, and the Security Agreement executed by it shall secure, the Loan as amended hereby, and (b) except as may be modified to incorporate the terms of this Amendment, the Guaranty of the other Loan Documents to which it is a part, are and shall continue in full force and effect.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Consent to be duly executed by its authorized officer.

                                       GUARANTORS:

                                       COLE LAYER TRUMBLE COMPANY, a
                                       Delaware corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041


                                       EAGLE COMPUTER SYSTEMS, INC., a
                                       Delaware corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041



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AGREEMENT AND LENDER'S CONSENT (TYLER)
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                                       FUNDBALANCE, INC., a
                                       Delaware corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041


                                       INTERACTIVE COMPUTER DESIGNS, a
                                       Texas corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041


                                       MUNIS, INC., a Maine corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041



SECOND AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT AND LENDER'S CONSENT (TYLER)
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                                       NATIONSDATA.COM, INC., a
                                       Delaware corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041


                                       THE SOFTWARE GROUP, INC., a
                                       Texas corporation


                                       By:
                                          --------------------------------------
                                                 Brian K. Miller,
                                                 Vice President-Finance

                                       Address: c/o Tyler Technologies, Inc.
                                       5949 Sherry Lane, Suite 1400
                                       Dallas, Texas 75225
                                       Attention: Treasurer
                                       Fax: (214) 547-4041



SECOND AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT AND LENDER'S CONSENT (TYLER)
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